SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              March 14, 2000
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                    (Date of earliest event reported)


                        Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)


  Pennsylvania                    0-27942                           23-2828883
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(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)




2 West Lafayette Street, Norristown, Pennsylvania                      19401
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(Address of principal executive offices)                            (Zip Code)


                               (610) 251-1600
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             (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


ITEM 5.  OTHER EVENTS

    On March 14, 2000, Commonwealth Bancorp, Inc. announced that its Board of Directors has declared a cash dividend of $0.11 per share of common stock. This represents a 22% increase over previous quarterly dividend amounts. The dividend is payable on April 7, 2000 to shareholders of record at the close
of business on March 24, 2000.   For additional information, reference is made
to the Press Release, dated March 14, 2000,  which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated March 14, 2000





















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMMONWEALTH BANCORP, INC.



Date: March 15, 2000               By:  /s/Charles M. Johnston
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                                        Charles M. Johnston
                                        Chief Financial Officer






















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